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                                                                    EXHIBIT 32.2

                             CHIEF FINANCIAL OFFICER
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Enterasys Networks, Inc. (the "Company") on Form 10-Q for the nine months ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard S. Haak, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of the operations of the Company.

                                                     /s/ Richard S. Haak, Jr.
                                                     ------------------------
                                                     Richard S. Haak, Jr.
                                                     Chief Financial Officer

Date: November 9, 2005